                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-10491
                                              -----------------------

                         Nuveen Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: March 31, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                             QUARTERLY REPORT March 31, 2006
                                                         (Unaudited)


Nuveen Investments
Exchange-Traded
Closed-End
Funds

     NUVEEN
REAL ESTATE
INCOME FUND
        JRS




HIGH CURRENT INCOME FROM A PORTFOLIO OF COMMERCIAL REAL ESTATE INVESTMENTS

Chairman's Letter
For period ended March 31, 2006


Dear Shareholder:

I am very pleased to report that over the 3-month period covered by this report, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality real estate securities. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board
May 3, 2006





Callout:

"In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification."

Portfolio Manager's Comments


The Nuveen Real Estate Income Fund is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 23 years' experience in managing real estate investments, lead the team. Here they review the economic environment and performance of the Fund.


WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2006?

During the quarter, we continued to focus on those securities that we believed were best positioned to generate sustainable income and potential price appreciation over the long-run. In managing the JRS portfolio, we sought to maintain significant diversification while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security.

The ability to shift allocations between preferred and common stocks based on the relative attractiveness of these two distinct markets is an important tool in managing JRS for income and long-term capital appreciation. In 2004, an environment characterized by rising interest rates indicated a shift in the risk and reward characteristics of common stocks versus preferred stocks, and as a result we significantly tilted the portfolio toward common stocks, especially those of companies exhibiting the greatest potential in an improving economy. In the first quarter of 2006, we maintained the portfolio's tilt toward common. The portfolio continues to emphasize companies and property types with a cyclical orientation associated with shorter lease terms and favor the strongest infill markets and locations where we feel there is value enhancement potential and a real inflation hedge over the long term.

As of March 31, 2006, the portfolio allocations were 70.3% common stocks, 27.6% preferred stocks, of which 2.6% was in convertible preferred securities, and 2.1% short-term investments.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of two real estate indexes, are shown in the accompanying table:

Total Return on Net Asset Value*
For the 3-month period ended March 31, 2006

JRS                                                             11.78%

Comparative benchmark(1)                                         9.41%

Dow Jones Wilshire Real Estate Securities Index(2)              15.42%

*Three-month returns are cumulative

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

See the Performance Overview Page for additional information.
---------

(1) The comparative benchmark return is a market capitalization weighted benchmark using the preferred stock, convertible securities and the top 50% of common stock based on yield securities of in the SNL Financial LC real estate database.

(2) The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies

Since 2003, we have been gradually and selectively shifting the portfolio's property type weightings from a largely defensive posture to one better positioned with respect to a growing economy, while at all times remaining highly focused on the current income objectives of the fund. For the past year we have pursued this strategy by increasing the portfolio's allocation toward more cyclically sensitive multifamily companies as well as mall companies. This research-based theme was rewarded, as our specific selections within the multifamily and mall sectors substantially outperformed their respective sector components of the Specialized Real Estate Benchmark. We also actively researched a growing number of IPO's in the past 12 months and have selectively invested in those we believe will thrive in the public arena.

In seeking to maintain the income objective of the Fund, our investments in the higher yielding, but historically defensive Health Care sector underperformed the Benchmark as a whole.

It is important to note that investing in preferred stock remains an important component of the income and appreciation strategy of JRS as well as the Fund's Specialized Real Estate Securities Benchmark. However, preferred securities are not included in broader real estate securities indices, like the Dow Jones Wilshire Real Estate Securities Index (WARESI). Though we have substantially reduced JRS's allocation to preferred stocks, they remained a significant allocation in the Fund's portfolio over the year. While we believe it helped the Fund's overall risk profile, it did create a drag on performance when compared to an all common stock index like the WARESI.

Distribution and Share Price Information

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called Taxable Auctioned Preferred Shares(TM). This provides a degree of financial leverage that can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over the 3-month period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing unrealized capital gains. The Fund declared a monthly distribution increase in March to $0.1550 per share.

As of March 31, 2006, the Fund was trading at a -7.57% discount to its net asset value, compared with an average discount of -8.79% for the entire three-month period.

Nuveen Real Estate Income Fund
JRS

Performance
     OVERVIEW  As of March 31, 2006

PORTFOLIO ALLOCATION
(as a % of total investments)
Common Stocks             70.3%
Preferred Stocks          27.6%
Short-Term Investments     2.1%

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE
Apr                            0.1350
May                            0.1350
Jun                            0.1350
Jul                            0.1350
Aug                            0.1350
Sep                            0.1450
Oct                            0.1450
Nov                            0.1450
Dec                            0.1450
Jan                            0.1450
Feb                            0.1450
Mar                            0.1550

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past Performance is not predictive of future results.
       4/1/2005            18.25
       4/8/2005            18.42
      4/15/2005            18.44
      4/22/2005            18.70
      4/29/2005            19.40
       5/6/2005            19.95
      5/13/2005            19.92
      5/20/2005            20.17
      5/27/2005            19.60
       6/3/2005            20.19
      6/10/2005            20.17
      6/17/2005            20.13
      6/24/2005            20.11
       7/1/2005            20.33
       7/8/2005            20.69
      7/15/2005            20.40
      7/22/2005            20.66
      7/29/2005            21.20
       8/5/2005            20.18
      8/12/2005            19.48
      8/19/2005            19.02
      8/26/2005            19.38
       9/2/2005            19.88
       9/9/2005            20.40
      9/16/2005            20.29
      9/23/2005            20.00
      9/30/2005            20.35
      10/7/2005            19.93
     10/14/2005            19.31
     10/21/2005            19.28
     10/28/2005            19.85
      11/4/2005            19.59
     11/11/2005            19.64
     11/18/2005            19.55
     11/25/2005            19.88
      12/2/2005            20.03
      12/9/2005            19.82
     12/16/2005            19.72
     12/23/2005            19.80
     12/30/2005            19.99
       1/6/2006            20.74
      1/13/2006            20.45
      1/20/2006            20.65
      1/27/2006            20.80
       2/3/2006            20.97
      2/10/2006            20.99
      2/17/2006            21.70
      2/24/2006            22.13
       3/3/2006            22.43
      3/10/2006            22.80
      3/17/2006            23.15
      3/24/2006            22.60
      3/31/2006            22.70


FUND SNAPSHOT
------------------------------------
Common Share Price            $22.70
------------------------------------
Common Share Net Asset Value  $24.56
------------------------------------
Premium / (Discount) to NAV   -7.57%
------------------------------------
Market Yield(1)                8.19%
------------------------------------
Net Assets Attributable to
Common Sharse ($000)        $690,959
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE     ON NAV
------------------------------------
3-Month
(Cumulative)       15.87%     11.78%
------------------------------------
1-Year             36.37%     31.20%
------------------------------------
Since Inception    19.34%     22.42%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Office                         25.6%
------------------------------------
Specialized                    20.2%
------------------------------------
Retail                         19.6%
------------------------------------
Residential                    18.1%
------------------------------------
Diversified                    11.3%
------------------------------------
Industrial                      3.1%
------------------------------------
Short-Term Investments          2.1%
------------------------------------


TOP FIVE COMMON STOCK ISSUERS
(as a % of total investments)
------------------------------------
Macerich Company                6.1%
------------------------------------
Mack-Cali Realty
  Corporation                   6.0%
------------------------------------
Reckson Associates
  Realty Corporation            5.9%
------------------------------------
AvalonBay Communities, Inc.     5.9%
------------------------------------
Archstone-Smith Trust           4.5%
------------------------------------


TOP FIVE PREFERRED STOCK ISSUERS
(as a % of total investments)
------------------------------------
Crescent Real Estate
  Equities Company              5.1%
------------------------------------
Apartment Investment
  & Management Company          3.8%
------------------------------------
Home Properties Inc.            2.8%
------------------------------------
LaSalle Hotel Properties        1.8%
------------------------------------
Maguire Properties, Inc.        1.6%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

              Nuveen Real Estate Income Fund (JRS)
              PORTFOLIO OF INVESTMENTS March 31, 2006 (Unaudited)
        Shares  Description (1)                                                                                               Value
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate Investment Trust Common Stocks - 88.2% (70.3% of Total Investments)

                Diversified - 5.3%

     1,890,000  Newkirk Realty Trust Inc.                                                                               $34,190,100
       222,900  Spirit Finance Corporation                                                                                2,719,380
------------------------------------------------------------------------------------------------------------------------------------

                Total Diversified                                                                                        36,909,480
                --------------------------------------------------------------------------------------------------------------------

                Industrial - 4.0%

       626,600  First Industrial Realty Trust, Inc.                                                                      26,749,554
------------------------------------------------------------------------------------------------------------------------------------

                Office - 26.6%

       477,300  Equity Office Properties Trust                                                                           16,027,734
     3,059,400  HRPT Properties Trust                                                                                    35,917,356
     1,090,500  Mack-Cali Realty Corporation                                                                             52,344,000
       264,600  Maguire Properties, Inc.                                                                                  9,657,900
     1,120,600  Reckson Associates Realty Corporation                                                                    51,345,892
     1,579,000  Republic Property Trust                                                                                  18,584,830
------------------------------------------------------------------------------------------------------------------------------------

                Total Office                                                                                            183,877,712
                --------------------------------------------------------------------------------------------------------------------

                Residential -14.4%

       215,300  Apartment Investment & Management Company, Class A                                                       10,097,570
       795,000  Archstone-Smith Trust                                                                                    38,772,150
       464,500  AvalonBay Communities, Inc.                                                                              50,676,950
------------------------------------------------------------------------------------------------------------------------------------

                Total Residential                                                                                        99,546,670
                --------------------------------------------------------------------------------------------------------------------

                Retail - 19.2%

       239,600  Cedar Shopping Centers Inc.                                                                               3,795,264
       413,800  Federal Realty Investment Trust                                                                          31,117,760
       775,400  Glimcher Realty Trust                                                                                    22,021,360
       711,000  Macerich Company                                                                                         52,578,450
       880,300  New Plan Excel Realty Trust                                                                              22,834,982
------------------------------------------------------------------------------------------------------------------------------------

                Total Retail                                                                                            132,347,816
                --------------------------------------------------------------------------------------------------------------------

                Specialized -18.7%

     2,013,000  Ashford Hospitality Trust Inc.                                                                           24,961,200
       493,400  Cogdell Spencer Inc.                                                                                     10,519,288
       931,564  Hersha Hospitality Trust                                                                                  9,120,012
     1,587,300  Nationwide Health Properties, Inc.                                                                       34,126,950
     1,740,300  Senior Housing Properties Trust                                                                          31,499,430
       984,200  U-Store-It Trust                                                                                         19,831,630
------------------------------------------------------------------------------------------------------------------------------------

                Total Specialized                                                                                       130,058,510
                --------------------------------------------------------------------------------------------------------------------

                TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS (COST $373,871,032)                                    609,489,742
                ====================================================================================================================

        Shares  Description (1)                                                         Coupon                                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate Investment Trust Preferred Stocks - 34.6% (27.6% of Total Investments)

                Diversified - 8.9%

     1,031,300  Crescent Real Estate Equities Company, Series A (Convertible)            6.750%                          22,255,454
       850,000  Crescent Real Estate Equities Company, Series B                          9.500%                          22,206,250
       150,000  Lexington Corporate Properties Trust, Series B                           8.050%                           3,810,000
       497,623  PS Business Parks, Inc., Series F                                        8.750%                          12,619,719
------------------------------------------------------------------------------------------------------------------------------------

                Total  Diversified                                                                                       60,891,423
                --------------------------------------------------------------------------------------------------------------------

                Office -5.5%

        95,400  Alexandria Real Estate Equities Inc., Series B                           9.100%                           2,423,160
       160,000  Alexandria Real Estate Equities Inc., Series C                           8.375%                           4,180,800
       200,000  Corporate Office Properties Trust, Series G                              8.000%                           5,116,000
        12,141  Highwoods Properties, Inc., Series A                                     8.625%                          12,827,725
       543,000  Maguire Properties, Inc., Series A                                       7.625%                          13,634,730
------------------------------------------------------------------------------------------------------------------------------------

                Total  Office                                                                                            38,182,415
                --------------------------------------------------------------------------------------------------------------------

                Residential - 8.2%

       603,500  Apartment Investment & Management Company, Series R                     10.000%                          15,347,005
       511,100  Apartment Investment & Management Company, Series U                      7.750%                          12,757,056
       183,000  Apartment Investment & Management Company, Series Y                      7.875%                           4,589,640
       945,000  Home Properties Inc., Series F                                           9.000%                          24,286,500
------------------------------------------------------------------------------------------------------------------------------------

                Total  Residential                                                                                       56,980,201
                --------------------------------------------------------------------------------------------------------------------

                Retail - 5.5%

       160,000  Cedar Shopping Centers Inc., Series A                                    8.875%                           4,290,000
       113,000  Glimcher Realty Trust, Series F                                          8.750%                           2,881,500
       202,300  Glimcher Realty Trust, Series G                                          8.125%                           5,118,190
       115,200  Mills Corp, Series C                                                     9.000%                           2,632,320
       442,000  Mills Corp, Series G                                                     7.875%                           9,414,600
       125,000  Saul Centers, Inc., Series A                                             8.000%                           3,287,500
       400,000  Taubman Centers, Inc., Series H                                          7.625%                          10,040,000
------------------------------------------------------------------------------------------------------------------------------------

                Total  Retail                                                                                            37,664,110
                --------------------------------------------------------------------------------------------------------------------

                Specialized - 6.5%

       130,000  Ashford Hospitality Trust, Series A                                      8.550%                           3,315,000
       339,000  Boykin Lodging Company, Series A                                        10.500%                           8,890,275
       407,900  FelCor Lodging Trust Inc., Series C, (2)                                 8.000%                          10,205,658
       120,000  Hersha Hospitality Trust, Series A                                       8.000%                           2,995,200
       592,000  LaSalle Hotel Properties, Series A                                      10.250%                          15,226,240
       175,000  Strategic Hotel Capital Inc., Series B                                   8.250%                           4,467,978
------------------------------------------------------------------------------------------------------------------------------------

                Total  Specialized                                                                                       45,100,351
                --------------------------------------------------------------------------------------------------------------------

                TOTAL REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS (COST $232,756,347)                                 238,818,500
                ====================================================================================================================

     Principal
  Amount (000)   Description (1)                                                        Coupon       Maturity              Value
------------------------------------------------------------------------------------------------------------------------------------

                Short-Term Investments - 2.6% (2.1% of Total Investments)

                Repurchase Agreement with State Street Bank, dated 3/31/06, repurchase price $17,940,909, collateralized by $19,335,000
       $17,935    U.S. Treasury Notes, 4.500% due 2/15/36, value $18,295,744             4.250%      4/03/06             17,934,557
================--------------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $17,934,557)                                                          17,934,557
                ====================================================================================================================
                TOTAL INVESTMENTS (COST $624,561,936) - 125.4%                                                          866,242,799
                ====================================================================================================================
                OTHER ASSETS LESS LIABILITIES - (0.5)%                                                                   (3,283,684)
                ====================================================================================================================
                TAXABLE AUCTIONED PREFERRED SHARES, AT LIQUIDATION VALUE - (24.9)%                                     (172,000,000)
                ====================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                         $ 690,959,115
                ====================================================================================================================



Interest Rate Swaps outstanding at March 31, 2006:
                                FIXED RATE
                                      PAID    FIXED RATE     FLOATING RATE    FLOATING RATE                      UNREALIZED
                    NOTIONAL   BY THE FUND       PAYMENT          RECEIVED          PAYMENT   TERMINATION      APPRECIATION
COUNTERPARTY          AMOUNT   (ANNUALIZED)    FREQUENCY     BY THE FUND(3)       FREQUENCY          DATE     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.   $43,000,000         4.800%      Monthly             4.661%         Monthly       2/06/07          $120,192
Citigroup Inc.    43,000,000         5.190       Monthly             4.661          Monthly       2/06/09           (86,560)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $ 33,632
============================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)      Security is eligible for the Dividends Received Deduction.

(3)      Based on USD-LIBOR (United States Dollar-London Inter-Bank Offered
         Rate).

                                      See accompanying notes to financial statements.



         Statement of
             ASSETS AND LIABILITIES March 31, 2006 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $624,561,936)                                                              $866,242,799
Cash                                                                                                      1,250,719
Unrealized appreciation on interest rate swaps                                                               33,632
Dividends and interest receivable                                                                         5,043,464
Other assets                                                                                                 49,994
-------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                      872,620,608
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                         8,980,809
Accrued expenses:
    Management fees                                                                                         419,437
    Other                                                                                                   188,132
Taxable Auctioned Preferred share dividends payable                                                          73,115
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                   9,661,493
-------------------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                                172,000,000
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                 $690,959,115
===================================================================================================================
Common shares outstanding                                                                                28,136,413
===================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                $      24.56
===================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                $    281,364
Paid-in surplus                                                                                         391,118,113
Undistributed (Over-distribution of) net investment income                                                4,331,698
Accumulated net realized gain (loss) from investments and derivative transactions                        53,513,445
Net unrealized appreciation (depreciation) of investments and derivative
 transactions                                                                                           241,714,495
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                 $690,959,115
-------------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                                                                 Unlimited
   Table Auctioned Preferred                                                                              Unlimited
===================================================================================================================


                See accompanying notes to financial statements.

        Statement of
            OPERATIONS Three Months Ended March 31, 2006 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                              $  6,786,591
Interest                                                                                                                    138,574
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                   6,925,165
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           1,814,126
Taxable Auctioned Preferred shares - auction fees                                                                           106,027
Taxable Auctioned Preferred shares - dividend disbursing agent fees                                                           5,794
Shareholders' servicing agent fees and expenses                                                                               1,528
Custodian's fees and expenses                                                                                                38,062
Trustees' fees and expenses                                                                                                   6,008
Professional fees                                                                                                            11,786
Shareholders' reports - printing and mailing expenses                                                                        25,949
Stock exchange listing fees                                                                                                     590
Investor relations expense                                                                                                   28,945
Other expenses                                                                                                                9,514
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                               2,048,329
   Expense reimbursement                                                                                                   (619,273)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              1,429,056
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     5,496,109
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                                                           53,635,897
   Interest rate swaps                                                                                                     (122,453)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                                           15,905,097
   Interest rate swaps                                                                                                      685,889
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                                  70,104,430
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                                                               (1,769,644)
From accumulated net realized gains                                                                                              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Taxable Auctioned Preferred shareholders                                                             (1,769,644)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                                                     $ 73,830,895
====================================================================================================================================
                See accompanying notes to financial statements.

                        Statement of
                               CHANGES IN NET ASSETS (Unaudited)
                                                                                               THREE MONTHS ENDED       YEAR ENDED
                                                                                                          3/31/06         12/31/05
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                               $   5,496,109    $  23,684,837
Net realized gain (loss) from:
   Investments                                                                                         53,635,897       43,150,661
   Interest rate swaps                                                                                   (122,453)      (1,739,276)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                         15,905,097      (18,591,745)
   Interest rate swaps                                                                                    685,889        3,221,965
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                                                          (1,769,644)        (976,242)
   From accumulated net realized gains                                                                         --       (4,466,723)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                     73,830,895       44,283,477
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                            (12,520,704)      (8,022,508)
From accumulated net realized gains                                                                            --      (38,683,938)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                             (12,520,704)     (46,706,446)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares offering costs adjustments                                                                       --           67,319
Taxable Auctioned Preferred shares offering costs adjustments                                                  --           25,537
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                                  --           92,856
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                         61,310,191       (2,330,113)
Net assets applicable to Common
   shares at the beginning of period                                                                  629,648,924      631,979,037
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                                      $ 690,959,115    $ 629,648,924
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                                                    $   4,331,698    $  13,125,937
==================================================================================================================================

                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of derivative instruments are also provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative instrument the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. In establishing fair value, the Board of Trustees, or its designee, will use a wide variety of market data including yields or prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2006, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common Shareholders of a stated dollar amount based on the Fund's net investment income, net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to Taxable Auctioned Preferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. Distributions during the first three months of the fiscal year are classified as having been paid from net investment income; consequently, this will negatively impact the amount of undistributed net investment income shown in the financial statements in this interim report. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the financial statements contained in the annual report.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 55.38% ordinary income, 32.12% long-term and short-term capital gains, and 12.50% return of REIT capital.

For the three months ended March 31, 2006, the Fund applied the actual percentages for the twelve months ended December 31, 2005, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its not investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal year ended December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the three months ended March 31, 2006, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent year, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements at March 31, 2006, reflect an over-distribution of net investment income that is at least partly attributable to the fact that some of the amounts received by the Fund from the portfolio REITS, but none of the dividends paid by the Fund to shareholders, were treated as somthing other than ordinary income. For fiscal year ended December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions
The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the three months ended March 31, 2006, nor during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments and derivative transactions) during the three months ended March 31, 2006, aggregated $83,947,142 and $94,983,117, respectively.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and timing differences in recognizing certain gains and losses on investment transactions.

At March 31, 2006, the cost of investments was $624,561,936.

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2006, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $244,019,442
   Depreciation                                                      (2,338,579)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          $241,680,863
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, the Fund's last tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                 $13,172,759
Undistributed net long-term capital gains                                    --
================================================================================
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax year ended December 31, 2005, the Fund's last tax year end, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                            $ 9,490,892
Distributions from net long-term capital gains **                    42,608,613
================================================================================
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------

2001*                      .30%                  2007                       .25%
2002                       .30                   2008                       .20
2003                       .30                   2009                       .15
2004                       .30                   2010                       .10
2005                       .30                   2011                       .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

6. SUBSEQUENT EVENTS
DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1550 per Common share which was paid on May 1, 2006, to shareholders of record on April 15, 2006.

TAXABLE AUCTIONED PREFERRED SHARE OFFERING
On May 25, 2006, the Fund issued an additional $50 million in Taxable Auctioned Preferred shares.

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                               Investment Operations                                   Less Distributions
                         ----------------------------------------------------------------  -----------------------------------------
                                                    Distributions   Distributions
                                                         from Net            from
                                                       Investment         Capital
                                                        Income to        Gains to                 Net
              Beginning                                   Taxable         Taxable          Investment   Capital
                 Common                       Net       Auctioned       Auctioned           Income to  Gains to       Tax
                  Share         Net     Realized/       Preferred       Preferred              Common    Common    Return
              Net Asset  Investment    Unrealized          Share-          Share-              Share-    Share-        of
                  Value    Income(a)   Gain (Loss)        holders+        holders+  Total     holders   holders   Capital     Total
====================================================================================================================================
Year Ended 12/31:
2006(b)          $22.38       $ .20         $2.49           $(.06)          $  --   $2.63       $(.45)   $   --      $ --    $ (.45)
2005              22.46         .84           .93            (.03)           (.16)   1.58        (.29)    (1.37)       --     (1.66)
2004(c)           18.57         .88          4.56            (.05)           (.04)   5.35        (.69)     (.63)     (.14)    (1.46)
2003(d)           17.30         .12          1.38            (.01)             --    1.49        (.01)     (.08)     (.13)     (.22)
Year Ended 10/31:
2003              13.56         .85          4.38            (.05)           (.02)   5.16        (.97)     (.41)     (.04)    (1.42)
2002(e)           14.33        1.02          (.46)           (.07)           (.02)    .47        (.89)     (.25)       --     (1.14)
====================================================================================================================================
                                                                       Total Returns
                                                                  ---------------------
                          Offering
                         Costs and
                           Taxable                                              Based
                         Auctioned       Ending                                    on
                         Preferred       Common                    Based       Common
                             Share        Share      Ending           on    Share Net
                      Underwriting    Net Asset      Market       Market        Asset
                         Discounts        Value       Value        Value**      Value**
=======================================================================================
Year Ended 12/31:
2006(b)                      $  --       $24.56      $22.70        15.87%       11.78%
2005                            --        22.38       19.99         4.75         7.42
2004(c)                         --        22.46       20.75        19.80        30.12
2003(d)                         --        18.57       18.73         6.49         8.69
Year Ended 10/31:
2003                            --        17.30       17.81        35.40        39.80
2002(e)                       (.10)       13.56       14.40         3.30         2.09
=======================================================================================
                                                         Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement     After Credit/Reimbursement***
                                        -----------------------------   -----------------------------
                                                     Ratio of Net                     Ratio of Net
                                          Ratio of     Investment         Ratio of      Investment
                           Ending         Expenses      Income to         Expenses       Income to
                              Net       to Average        Average       to Average         Average
                           Assets       Net Assets     Net Assets       Net Assets      Net Assets
                       Applicable       Applicable     Applicable       Applicable      Applicable      Portfolio
                        to Common        to Common      to Common        to Common       to Common       Turnover
                      Shares (000)          Shares++       Shares++         Shares++        Shares++         Rate
==================================================================================================================
Year Ended 12/31:
2006(b)                  $690,959             1.25%*         2.96%*            .87%*          3.34%*           10%
2005                      629,649             1.28           3.46              .90            3.85             13
2004(c)                   631,979             1.34           4.13              .94            4.52             14
2003(d)                   522,576             2.31*          4.07*            1.91*           4.47*             2
Year Ended 10/31:
2003                      486,814             2.51           5.17             2.09            5.59             26
2002(e)                   381,290             2.12*          6.71*            1.72*           7.11*            37
==================================================================================================================
                             Cumulative Taxable Auctioned
                              Preferred at End of Period
                       -----------------------------------------
                         Aggregate     Liquidation
                            Amount      and Market        Asset
                       Outstanding           Value     Coverage
                              (000)      Per Share    Per Share
================================================================
Year Ended 12/31:
2006(b)                   $172,000         $25,000     $125,430
2005                       172,000          25,000      116,519
2004(c)                    172,000          25,000      116,857
2003(d)                    172,000          25,000      100,956
Year Ended 10/31:
2003                       172,000          25,000       95,758
2002(e)                    172,000          25,000       80,420
================================================================

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)  For the three months ended March 31, 2006.
(c) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)  For the period November 1, 2003 through December 31, 2003.
(e) For the period November 15, 2001 (commencement of operations) through October 31, 2002.
*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o Ratios do not reflect the effect of dividend payments to Taxable
       Auctioned Preferred shareholders.
     o Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.
     o For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:

       Year Ended 12/31:
         2003(d)                .91*
       Year Ended 10/31:
         2003                  1.03
         2002(e)                .68*


                See accompanying notes to financial statements.

                                  24-25 SPREAD

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: June 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: June 8, 2006

* Print the name and title of each signing officer under his or her signature.